ASSET MANAGEMENT FUND

Ultra Short Mortgage Fund – ASARX

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

Supplement Dated August 5, 2016 to

Statement of Additional Information Dated March 1, 2016

Effective August 1, 2016, Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”), assumed the role of the Trust’s business manager and administrator in connection with the acquisition of Beacon Hill by Foreside Financial Group, LLC. The acquisition of Beacon Hill by Foreside Financial Group, LLC and the assignment of the role of the Trust’s business manager and administrator to Foreside did not result in any changes to the services provided to the Fund or the personnel providing those services.

In connection with this change, the following amendment is being made to the Statement of Additional Information:

All references to Beacon Hill Fund Services, Inc. are changed to Foreside Management Services, LLC (“Foreside”) and, similarly, all references to Beacon Hill are revised to Foreside (including Foreside as the successor firm to Beacon Hill, where applicable).

All other information contained in the Statement of Additional Information remains unchanged.

This supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND

325 John H. McConnell Boulevard

Suite 150

Columbus, Ohio 43215